UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2010

ante5, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Drive, Suite 606

Las Vegas, Nevada 89169

(Address of principal executive offices, including zip code)

(323) 330-9881

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events

On June 15, 2010, ante5, Inc. (the “Company”) issued a joint press release with Voyager Oil & Gas, Inc. (“Voyager”) announcing the completion of the previously announced spin-off of the Company.  The Company was previously a wholly-owned subsidiary of Voyager and holds certain assets principally related to Voyager’s prior entertainment and consumer products business.  The Company has become a separate publicly reporting U.S. company.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the final form of the Information Statement dated June 11, 2010 that was mailed to the Company’s stockholders is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated June 15, 2010
	99.2	Information Statement dated June 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ante5, Inc.

	By:	/s/ Steven Lipscomb
Date: June 16, 2010		Name: Steven Lipscomb
Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 15, 2010
99.2	Information Statement dated June 11, 2010